Mark Charles Paben                                THE HONORABLE THOMAS T. GLOVER
BOGLE & GATES P.L.L.C.                               Thursday, November 16, 1995
Two Union Square                                                    at 9:30 a.m.
601 Union Street
Seattle, WA  98101-2346
(206) 682-5151






                         UNITED STATES BANKRUPTCY COURT
                         WESTERN DISTRICT OF WASHINGTON
                                   AT SEATTLE

In Re:                                  )    Chapter 11
                                        )    Case No. 94-03993
JAY JACOBS, INC.,                       )
                                        )
               Debtor.                  )
                                        )
----------------------------------------

                NOTICE OF (A) APPROVAL OF DEBTOR'S FIRST AMENDED
           DISCLOSURE STATEMENT; (B) HEARING ON DEBTOR'S FIRST AMENDED
         CHAPTER 11 PLAN OF REORGANIZATION; AND (C) DEADLINE FOR FILING
       (1) BALLOTS ACCEPTING OR REJECTING PLAN, AND (2) OBJECTIONS TO PLAN

TO: THE UNITED STATES TRUSTEE, CREDITORS, EQUITY SECURITY HOLDERS, AND OTHER PARTIES IN INTEREST

          YOU ARE HEREBY NOTIFIED that the Court entered an order on October 16, 1995, (a) approving the Debtor's First Amended Disclosure Statement, and
(b) scheduling the hearing on confirmation on the Debtor's First Amended Chapter 11 Plan of Reorganization (the "Plan") for THURSDAY, NOVEMBER 16, 1995 at
9:30 A.M. before the Honorable Thomas T. Glover, in the United States Bankruptcy Court, Room 416, Park Place Building, 1200 Sixth Avenue, Seattle, WA 98101.

          YOU ARE FURTHER NOTIFIED that the Court has entered an order setting WEDNESDAY, NOVEMBER 8, 1995 as the DEADLINE by which creditors and equity security holders must serve BALLOTS accepting or rejecting the Plan on the undersigned attorneys for the Debtor.


                                                         [BOGLE & GATES P.L.L.C.
                                                                  Stamp]

NOTICE OF (A) APPROVAL OF DEBTOR'S FIRST
AMENDED DISCLOSURE STATEMENT; (B) HEARING
ON DEBTOR'S FIRST AMENDED CHAPTER 11 PLAN
OF REORGANIZATION; AND (C) DEADLINE FOR
FILING (1) BALLOTS ACCEPTING OR REJECTING
PLAN, AND (2) OBJECTIONS TO PLAN - 1.

          YOU ARE FURTHER NOTIFIED that the Court has ordered that any party wishing to OBJECT to CONFIRMATION of the Plan must (a) file a WRITTEN OBJECTION with the Court, and (b) serve a copy thereof on (i) Mark Charles Paben, Esq., Bogle & Gates P.L.L.C., Two Union Square, 601 Union Street, Seattle, WA 98101 (counsel for the Debtor), and (ii) Lawrence C. Gottlieb, Esq., Siegel, Sommers & Schwartz, L.L.P., 470 Park Avenue South, New York, NY 10016 (counsel for the Unsecured Creditors Committee), no later than WEDNESDAY, NOVEMBER 8, 1995.


          COPIES OF (A) THE DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT, (B) THE PLAN, (C) THE BALLOT, AND (D) SEPARATE LETTERS FROM THE DEBTOR AND COUNSEL FOR THE UNSECURED CREDITORS COMMITTEE RECOMMENDING ACCEPTANCE OF THE PLAN, ARE SERVED HEREWITH.

          THE DEBTOR AND THE UNSECURED CREDITORS COMMITTEE BELIEVE THAT THE PLAN IS IN THE BEST INTERESTS OF CREDITORS AND SHAREHOLDERS AND RECOMMEND A VOTE IN FAVOR OF THE PLAN.

          DATED this 19TH day of October, 1995.

                                        BOGLE & GATES P.L.L.C.

                                        /s/ Mark Charles Paben
                                        -----------------------------------
                                        Mark Charles Paben
                                          WSBA #17710
                                        Attorneys for Jay Jacobs, Inc.




                                                         [BOGLE & GATES P.L.L.C.
                                                                  Stamp]

NOTICE OF (A) APPROVAL OF DEBTOR'S FIRST
AMENDED DISCLOSURE STATEMENT; (B) HEARING
ON DEBTOR'S FIRST AMENDED CHAPTER 11 PLAN
OF REORGANIZATION; AND (C) DEADLINE FOR
FILING (1) BALLOTS ACCEPTING OR REJECTING
PLAN, AND (2) OBJECTIONS TO PLAN - 2.